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                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2003
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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General California Municipal Bond Fund, Inc. (the "Fund"), dated February 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call toll free 1-800-645-6561.

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS


                                                                          PAGE
Description of the Fund....................................................B-2
Management of the Fund.....................................................B-16
Management Arrangements....................................................B-21
How to Buy Shares..........................................................B-24
Service Plan...............................................................B-26
Shareholder Services Plan..................................................B-27
How to Redeem Shares.......................................................B-27
Shareholder Services.......................................................B-30
Determination of Net Asset Value...........................................B-34
Dividends, Distributions and Taxes.........................................B-34
Portfolio Transactions.....................................................B-37
Performance Information....................................................B-38
Information About the Fund.................................................B-40
Counsel and Independent Auditors...........................................B-41
Appendix A.................................................................B-42
Appendix B.................................................................B-62


                             DESCRIPTION OF THE FUND


     The Fund is a Maryland corporation formed on August 18, 1989. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     CALIFORNIA MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Municipal Bonds of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Bonds"). To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bonds and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bonds redeeming, or other holder of the call option from calling away, the Municipal Bonds before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bonds could result in the receipt of taxable income by the Fund.

RATINGS OF MUNICIPAL BONDS. The Fund will invest at least 65% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 35% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended September 30, 2002, computed on a monthly basis, was as follows:


      AAA                  Aaa                    AAA             53.3%
      AA                   Aa                     AA              10.3%
      A                    A                      A               12.9%
      BBB                  Baa                    BBB              9.7%
      BB                   Ba                     BB               3.4%
      B                    B                      B                1.9%
      CCC                  Caa                    CCC               .6%
      F-1+/F-1             VMIG1/MIG1, P-1        SP-1+/SP-1, A-1  2.9%
      Not Rated            Not Rated              Not Rated        5.0%*
                                                                  -----
                                                                 100.0%
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* Included in the Not Rated category are securities comprising 5.0% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (4.3%) and Ba/BB (0.7%).

      Subsequent to its purchase by the Fund, an issue of rated obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

      DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets (or such other amount permitted by the Commodity Futures Trading Commission), after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      FORWARD COMMITMENTS. The Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN CALIFORNIA MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Bonds. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Bonds.

      LOWER RATED BONDS. The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as "high-yield" or junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Bonds. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of the securities may be very volatile during the period no interest is paid.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

      The Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Bonds, are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

            1. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus and Statement of Additional Information.

            2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options do not involve any borrowings for purposes of this restriction.

            3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in futures, including those relating to indices, and options on futures contracts or indices.

            4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

            5. Purchase, hold or deal in real estate, real estate investment trust securities or oil and gas interests, but the Fund may invest in municipal obligations secured by real estate or interests therein.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices, as described in the Fund's Prospectus and Statement of Additional Information.

            7. Lend any funds or other assets, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            9. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

            10. Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings, and except to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      In addition, the Fund will not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 6 and 10 may be deemed to give rise to a senior security.

      For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission, which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.



                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian


(PAGE)


BOARD MEMBERS OF THE FUND1

      Board members of the Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations during at least the last five years, are shown below:


Name (Age)                 Principal Occupation
BOARD MEMBER SINCE         DURING PAST 5 YEARS           OTHER BOARD MEMBERSHIPS AND AFFILIATIONS

Joseph S. DiMartino (59)   Corporate Director and        The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board      Trustee                       Levcor International, Inc., an apparel fabric
(1995)                                                     processor, DIRECTOR
                                                         Century Business Services, Inc., a provider of
                                                           Outsourcing functions for small and medium
                                                           size companies, DIRECTOR
                                                         The Newark Group, a provider of a national
                                                           market of paper recovery facilities, paperboard
                                                           mills and paperboard converting plants,
                                                           DIRECTOR

Clifford L. Alexander,      President of Alexander &     Wyeth (formerly, American Home Products
Jr. (69)                     Associates, Inc., a           Corporation), a global leader in
Board Member                 management consulting firm    pharmaceuticals, consumer healthcare products
(1989)                       (January 1981 - present)      and animal health products, DIRECTOR
                            Chairman of the Board of       Mutual of America Life Insurance Company,
                             Moody's Corporation          DIRECTOR
                             (October 2000 - present)
                            Chairman of the Board and
                             Chief Executive Officer
                             (October 1999 - September
                             2000) and Director (February
                             1993 - September 1999) of
                             The Dun and Bradstreet
                             Corporation

Peggy C. Davis (59)        Shad Professor of Law,                 None
Board Member                 New York University School
(1990)                       of Law (1983 - present)
                           She writes and teaches in the
                             fields of evidence,
                             constitutional theory, family
                             law, social sciences and the
                             law, legal process and
                             professional methodology and
                             training
Ernest Kafka (70)          Physician engaged in private           None
Board Member                 practice specializing in the
(1989)                       psychoanalysis of adults and
                             adolescents (1962-present)

Ernest Kafka                Instructor, The New York
(continued)                  Psychoanalytic Institute
                             (1981 - present)
                            Associate Clinical Professor of
                              Psychiatry atCornell Medical
                              School (1987 - 2002)

Nathan Leventhal (59)        Chairman of the Avery-Fisher         None
Board Member                  Artist Program
(1989)                        (November 1997 - present)
                             President of Lincoln Center for
                              the Performing Arts, Inc.
                              (March 1984 - December
                              2000)

_____________________
1    None of the Board members are "interested  persons" of the Fund, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board, and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met five times during the fiscal year ended September 30, 2002. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.
                                                       Aggregate Holding of
                                                       Funds in the Dreyfus
NAME OF BOARD MEMBER             FUND                  FAMILY OF FUNDS

Joseph S. DiMartino             None                   Over $100,000

Clifford L. Alexander, Jr.      None                   None

Ernst Kafka                     None                   $50,001 - $100,000


Peggy C. Davis                  None                   $1 - $10,000

Nathan Leventhal                None                   $10,001 - $50,000


      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attendance fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2002, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, are set forth below:

                                                          Total Compensation
                                   Aggregate            From the Fund and Fund
Name of Board                 Compensation from the      Complex Paid to
    MEMBER                           FUND*                 BOARD MEMBER (**)
-----------------             ---------------------     -----------------------


Joseph S. DiMartino                  $1,507               $815,938 (191)


Clifford L. Alexander, Jr.           $1,206               $134,500 (53)

Peggy C. Davis                       $1,206               $ 83,000 (26)

Ernest Kafka                         $1,206               $ 83,000 (26)

Saul B. Klaman***                    $2,772               $ 34,375 (26)

Nathan Leventhal                     $1,206               $ 83,000 (26)
---------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,546 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
***  Emeritus Board member as of January 18, 2000.

OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000. Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002. Chief Investment
      Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Finanical Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000. Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax
      Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000. Senior Accounting
      Manager- Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 57 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.
      Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 15, 2003.

      The following entity is known by the Fund to be the holder of record of 5% or more of the Fund's shares outstanding on January 15, 2003: Charles Schwab & Co., Inc., Special Custody Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 - owned of record 6.7760% of shares.


                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and those payable under the Fund's Service Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

      The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by the Manager.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to shareholders. For the fiscal years ended September 30, 2000, 2001 and 2002, the management fees paid by the Fund amounted to $1,431,240, $1,470,006 and $1,424,300, respectively.

      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

      GENERAL. Fund shares may be purchased through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically allocated to the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                                  SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted, but not implemented, such a plan (the "Service Plan") pursuant to which the Fund would pay the Distributor for distributing the Fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the Fund, at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Plan, if implemented, would benefit the Fund and its shareholders.

      The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor will determine the amount if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are to be made. The fees payable under the Service Plan would be payable without regard to actual expenses incurred.

      The Fund is permitted to bear the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or 0.005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.

      Management of the Fund currently does not intend to implement the Service Plan and will only do so if prior written notice is given to shareholders.



                            SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

      For the fiscal year ended September 30, 2002, the Fund paid $135,607 pursuant to the Shareholder Services Plan.



                              HOW TO REDEEM SHARES

      GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through DREYFUS-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      REDEMPTION FEE. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended September 30, 2002, the Fund retained $2,592 in redemption fees.

      No redemption fee will be charged on the redemption or exchange of shares
(i) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (ii) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(iii) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (iv) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

      CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


      To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through DREYFUS-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


          A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund that charges a sales load may be invested without a sales load in shares of other funds sold with a sales load.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE


      VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.


      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended September 30, 2002. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

      For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Bonds will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

      Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held the shares for more than six months and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may take one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PORTFOLIO TRANSACTIONS

      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.

                             PERFORMANCE INFORMATION

      The Fund's current yield for the 30-day period ended September 30, 2002 was 3.92%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2002 Federal and State of California effective tax rate of 44.31%, the Fund's tax equivalent yield for the 30-day period ended September 30, 2002 was 7.04%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal tax rates presently in effect. For Federal personal income tax purposes, a 38.60% tax rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the 1, 5 and 10 year periods ended September 30, 2002 was 5.48%, 5.27% and 6.12%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's total return for the period October 10, 1989 (commencement of operations) through September 30, 2002 was 137.42%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials may refer to studies performed by the Manager Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or such other studies.


                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.



                                   APPENDIX A

           RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT DEVELOPMENTS

      CREDIT RATINGS. In December 2002, Standard and Poor's Ratings Services ("S&P") lowered its rating on the State's general obligation bonds to A from A+, the State's $12.5 billion in revenue anticipation notes ("RANs") to SP-2 from SP-1, the State's commercial paper program to A-2 from A-1, and the State's General Fund lease-purchase debt to A- from A. The outlook was rated as stable. S&P cited the announcement of a projected General Fund budget gap of $34.8 billion for fiscal year 2004 which includes a sharply higher General Fund deficit of $10.4 billion for fiscal 2003. S&P stated that this level of deficit would likely exceed the State's level of other borrowable funds at year-end even if the Governor's proposed $3.4 billion midyear fiscal 2003 cuts are implemented.

      Also in December 2002, Fitch lowered the State's general obligation bonds to A from AA, the State's lease purchase debt to A- from A+, and the State's RANs to F2 from F1. Fitch maintained a negative rating watch for the State. Citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts, Fitch expects the effects of both the economy and the sharply reduced capital gains tax base to continue into 2003-04. Fitch stated that the lower level of revenues would have a direct impact on cash flow and could result in the State relying on the issuance of revenue anticipation warrants ("RAWs") to meet its cash flow needs.

      STATE FINANCES. Since early 2001 the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

      This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Because of disagreement among the administration and certain legislators over the means to bridge this gap, the 2002-03 Budget Act ("2002 Budget") was not adopted with the required 2/3 approval in both houses and enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, limited revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since May 2002, actual revenues reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of May through August 2002 have been slightly more than $900 million below projections.

      The 2002 Budget left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-04.

      Coinciding with the sharp drop in the State revenues, the State has had to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. These cash management borrowings have been increased in size because in early 2001, the State General Fund loaned $6.2 billion to the State Department of Water Resources ("DWR") to fund energy purchases. This loan must be repaid, with interest, from the issuance of power revenue bonds by the DWR, which has not yet occurred. To fund its cash flow needs in the 2001-02 fiscal year, the State sold $5.7 billion of RANs. With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of RAWs, a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.

      Facing continued revenue shortfalls, the State expects to issue up to $12.5 billion of RANs to fund cash flow requirements in 2002-03, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or the DWR power revenue bonds or tobacco securitization bonds are not sold during the current fiscal year, the State may have to issue additional RAWs to meet its cash obligations. At this time, it is anticipated that the DWR power revenue bonds will be sold before the end of 2002.

STATE INDEBTEDNESS

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

      CAPITAL FACILITIES FINANCING. GENERAL OBLIGATION BONDS AND COMMERCIAL PAPER Program. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of September 1, 2002, the State had outstanding $5,186,602,000 aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligation bonds. As of September 1, 2002, the finance committees had authorized the issuance of up to $4,915,300,000 of commercial paper notes (and as of that date $845,600,000 aggregate principal amount of general obligation commercial paper notes was outstanding) and $6,522,199,000 of other authorized but unissued general obligation debt.

      LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding at September 1, 2002. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,098,699,000 authorized and unissued as of March 1, 2002. In addition, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

      NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30,481,506,923 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2002.

      CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes (the "2001 RANs") on October 4, 2001 that matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of June 2002 and into the first few months of the 2002-03 fiscal year, the State issued $7.5 billion of RAWs. The State expects to issue up to $12.5 billion of 2002-2003 Revenue Anticipation Notes ("2002 RANs") in October and November 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RAWs.

      The State released projected cash flow statements for the 2002-03 Fiscal Year on September 24, 2002, in connection with issuing a demand for the 2002 RANs. The State projected revenues about $3 billion lower, and expenditures about $1.6 billion higher, than original cash flow estimates. The variances occur mostly in the second half of the fiscal year. The expenditure estimate reflects the possibility that some of the expenditure reductions included in the 2002 Budget Act may not be realized. The Controller's cash flow projections estimate unused borrowable resources as of June 30, 2003 of about $2.0 billion.

STATE FINANCES

      THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

      The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

      Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

      Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

      Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

      THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

      THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

      INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of August 31, 2002, the General Fund had $2.524 billion outstanding loans from the SFEU, and $6.683 billion outstanding loans from General Fund special accounts or other special funds.

      INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of August 31, 2002, the PMIA held approximately $26.6 billion of State moneys and $19.9 billion of moneys invested for about 3,063 local governmental entities.

      PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System, the California State Teachers' Retirement System and the University of California Retirement System. The net pension obligation of the State as of June 30, 2001 was reported as zero for each of the three plans because the actuarial value of assets exceeded actuarial accrued liabilities. Accordingly, at present State contributions to the three plans consist only of current contributions calculated as a percentage of employee compensation, although there is no assurance that this situation will continue.

      WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

      The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

      Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-03 CalWORKs caseload is projected to be 522,000, up from 507,000 cases in 2001-02. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

      In 2002-03, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2002 Budget delays the statutory cost-of-living adjustment for cash grants from October 2002 to June 2003 for savings of $100.1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The Budget includes total CalWORKs-related expenditures of $7.4 billion for 2002-03, including child care transfer amounts for the Department of Education and the State's general TANF reserve.

      Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

      LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for K-14 funding. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to schools in 2002-03.

      The 2002 Budget Act and related legislation continue to provide significant assistance to local governments, including $308 million for various local public safety programs, including $116.3 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $116.3 million for county juvenile justice and crime prevention programs, $18.5 million for local law enforcement technology grants, $18.5 million to 37 specified small and rural county sheriffs' departments, and $38.2 million for reimbursement of jail booking fees. The Budget Act also continues to provide approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection, and hundreds of millions for health and human services.

      Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the courts. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resource form the counties in 2002-03.

      The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

      REPAYMENT OF ENERGY LOANS. The DWR borrowed money from the General Fund for its power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds and use the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then repay the General Fund. The sale of such DWR revenue bonds is scheduled for November 2002.

      STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

      Constitutionally, the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

      There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

      The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

      State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

      The following table shows the Appropriations Limit for 1998-99 through 2002-03. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. As of the release of the 2002-03 Budget, the Department of Finance projects the Appropriations Subject to Limit to be $16.473 billion and $10.611 billion under the Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

                           State Appropriations Limit
                                   (Millions)

                                                 Fiscal Years
                               1998-99   1999-00    2000-01   2001-02   2002-03

State Appropriations Limit     $47,573    $50,673  $54,073    $59,318  $59,591*
Appropriations Subject to      (43,777)   (51,648)  (51,648)  (42,845)*(48,980)*
Limit

Amount (Over)/Under Limit       $3,796     $(975)  $ 2,425   $16,473*  $10,611*
                                ======     ======  =======   ========  =========
___________________
*     Estimated/Projected.
SOURCE:  State of California, Department of Finance.

      PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"); (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"); or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Appropriations Limit" above.

      In fiscal years 1994-95 through 2002-03, increasing total revenues along with policy decisions to increase K-14 appropriations resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level grew by more than 62.4% since 1994-95, to an estimated $7,067 per pupil in 2002-03.

      Total revenues (General Fund subject to the State Appropriations limit ("SAL") and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-03 has increased $377 million from the May Revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in January 2002. The reductions in 2001-02 Proposition 98 appropriations proposed in the May Revision and adopted by the Legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

      The revenue projection for 2002-03 exceeds the revised 2001-02 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-02 to $31.6 billion in 2002-03. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6% compared to the revised 2001-02 level.

      TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, for payment of approximately $25 billion (subject to adjustments) over 25 years and under the settlement half of the money will be paid to the State and half to local governments. During fiscal year 2001-02, the General Fund received $488 million in settlement payments. The Budget forecasts payments to the State totaling $474 billion in 2002-03.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

      Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

      The economy grew strongly during the fiscal years beginning in 1995-96, and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditures.

      The 2002-03 Budget released on January 10, 2002 provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

CURRENT STATE BUDGETS

      The discussion below of the fiscal year 2001-02 and 2002-03 budget are based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2002-03 Budget which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

      FISCAL YEAR 2001-02 BUDGET. The 2001-02 Governor's Budget, signed by the Governor on July 26, 2001 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest.

      Revenues continued to fall below projections, and the DWR power revenue bonds were not issued before June 30, 2002, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

      The 2001 Budget Act included Proposition 98 per pupil spending which was increased by 4.9%. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3% student growth at community colleges.

      Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

      The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromised was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

2002-03 BUDGET

      The 2002-03 Budget released on January 10, 2002 projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The May revision to the 2002 Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

      The 2002 Budget Act projected General Fund revenues for the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. The 2002 Budget Act projected total revenues and transfers to be $73.9 billion in 2001-02. This amount includes the repayment of $6.6 billion from the sale of DWR revenues bonds and other sources to repay General Fun loans with interest. The DWR revenue bonds were originally expected to be sold in June 2002. However, the cash flows now show that the sale is anticipated to occur by the end of November 2002.

      Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contains the following major components;

      1. Total K-12 spending increases 2.8% from the revised 2001-02 estimates. K-12 schools are funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding is provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil increases from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the Budget preserves funding for key education initiatives including instructional materials, professional development, and school improvement. The Budget also includes a $143 million set-aside for increased costs in existing education programs.

      2. Funding for higher education decreases by a modest 0.2% in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

      3. The Budget includes $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.

      4. The Budget continues to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004). The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with State laws, regulations and Memoranda of Understanding with represented employees. The Budget also reduces State operations expenditures by as much as an additional $750 million in 2002-03.

      5. Although funding for youth and adult corrections decreases by 4.7% from the previous year, the Budget sustains funding for public safety. While total funding for health and human services decreases by 2.1%, the Budget funds health insurance coverage for children and critical care programs for seniors.

      6. There were no significant tax increases and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

      Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reports that tax receipts for July and August 2002 were about $287 million, or 3.4%, below projections.

ECONOMY AND POPULATION

      ECONOMY. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 293,3000 jobs between January 2001 and January 2002. The recession was concentrated in the State's high-tech sector. From January 2002 to July 2002, employment grew by 82,700 jobs, as the State began to recover. But the recovery has been slow so far, and unemployment moved somewhat higher in the first half of 2002. Unemployment has risen from 4.7% in February 2001 to 6.3% in July 2002. In the May Revision, the Department of Finance projected that the State economy would grow slowly in the first half of 2002 with somewhat stronger growth in the second half of the year and a further pick-up in 2003.

      It appears that California began to recover from the recession earlier than the nation. Jobs in the State began to increase in February 2002--three months before they began to increase in the nation. From January 2002 to August 2002, California jobs increased by 84,1000, while jobs in the nation fell by 29,000.

      The total of 84,100 jobs in seven months is slow job growth for California, and in the most recent two months, job growth slowed further with only 1,400 jobs being created. In addition, for the first several months of the State's recovery, the number of people entering the labor force increased more rapidly than jobs were created, boosting the unemployment rate three to four tenths of a percent. Since then, the unemployment rate has stabilized as labor force growth has more closely matched job growth.

      The health of the State's tourism industry continues to improve but has not yet returned to the level prior to the September 11, 2001 tragedy. In addition to stabilizing industry employment, hotel/motel occupancy rates in major State metropolitan areas have risen in recent months, reflecting increased travel. Average room rates are down, however, depressing lodging industry profitability.

      Weak economies in many of the State's major export markets have depressed exports of California-made merchandise in the last year and a half. Exports fell almost 20% from year-earlier levels in the first half of 2002 after falling almost 11% in all of 2001. State exports rose 22% in 2000. The outlook for State exports was recently clouded by the lockout of dockworkers on the West Coast.

      Low mortgage rates continue to boost California residential real estate markets. Sales of existing single-family detached homes hit an all-time high in the second quarter of 2002. The median price of those homes also set a record at $319,650, 23.5% higher than a year earlier.

      While California job growth appears to be somewhat higher than most other states', over the last seven months, the State is lagging in personal income growth. The major reason for this is State government's greater dependence on tax revenues from capital gains and employee stock option and bonus income, and the continuing decline in stock market prices. Total bonuses and employee stock option income fell from an estimated $78 billion in calendar year 2000, to $44 billion in calendar year 2001 and is projected to fall again in calendar year 2002, to $22 billion. Major stock market indexes continue to slide as corporate profits have yet to meet investor's expectations and, more recently, accounting fraud and misrepresentations of earnings by several large corporations have dismayed investors.

      POPULATION AND LABOR FORCE. The State's July 1, 2001 population of nearly 35 million represented over 12% of the total United States population.

      California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

      The following table shows California's population data for 1994 through 2001.

                               Population 1994-01

                                                                      California
                         % Increase      United       % Increase      as % of
          California        Over         States          Over         United
 Year    Population*   Preceding Year Population*   Preceding Year    States*

 1994     31,523,080        0.7%       263,125,821        1.2%         12.0
 1995     31,711,094        0.6        266,278,393        1.2          11.9
 1996     31,962,050        0.8        269,394,284        1.2          11.9
 1997     32,451,746        1.5        272,646,925        1.2          11.9
 1998     32,861,779        1.3        275,854,104        1.2          11.9
 1999     33,417,248        1.7        279,040,168        1.2          12.0
 2000     34,039,611        1.9        282,124,631        1.1          12.1
 2001     34,729,535        2.0        284,796,887        0.9          12.2

-----     ----------   -------------- ------------  --------------    ----------

*     Population as of July 1.
n.c. Not comparable pending update of U.S. population estimates.


SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.


      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2001.

                              Labor Force 1993-01

                LABOR FORCE TRENDS (THOUSANDS)       UNEMPLOYMENT RATE (%)
     YEAR        LABOR FORCE      EMPLOYMENT       CALIFORNIA     UNITED STATES

     1993           15,360          13,918            9.4%             6.9%
     1994           15,450          14,122            8.6              6.1
     1995           15,412          14,203            7.8              5.6
     1996           15,512          14,392            7.2              5.4
     1997           15,947          14,943            6.3              4.9
     1998           16,337          15,368            5.9              4.5
     1999           16,597          15,732            5.2              4.2
     2000           17,091          16,246            4.9              4.0
     2001           17,362          16,435            5.3              4.8

SOURCE:  State of California, Employment Development Department.

LITIGATION

      The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

      In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3, BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Court has preliminarily determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Proposition 13. The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13 could result in costs to the State in an aggregate amount in excess of $400 million.

      On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002. Therein the court upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

      In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. A trial date has not been scheduled.

      The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiff's petition for review. After a four-month trial, the court ruled that plaintiffs take nothing from defendants. Plaintiffs have appealed.

      The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases concluded November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

      In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motors's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the state could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and has set November 27, 2002 as the date that mediation is to be completed.

      In THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, for the years ending January 1993 and January 1994. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. Trial is set for January 10, 2003.

      In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD OF EQUALIZATION, 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" and exempt from sales and use taxes. The State Board of Equalization (the SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

      In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed.

      In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL., filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statures violate the 1st an 14th amendments of the United States Constitution, as well as the Commerce Clause, and section 1 of the Sherman Act. They are seeking a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the state from reductions in Master Settlement Agreement payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

      In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiffs brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at San Francisco 1,200 bed skilled nursing facility (Laguna Honda Hospital) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in the programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

      In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

      In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

      In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., filed October 7, 1993, plaintiffs Natural Resources Defense Council and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the "Department"). There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan ("SWMP") which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide National Pollution Discharge Elimination System permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

LITIGATION RELATING TO ENERGY MATTERS.

      "BLOCK FORWARD CONTRACTS" CONSOLIDATED ACTIONS. In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by Pacific Gas & Electric ("PG&E") and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, PEOPLE V. ACN ENERGY, INC., ET AL., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such power nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United States Court of Appeals decision in DUKE ENERGY TRADING AND MARKETING, L.L.C. V. DAVIS, et al., in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

      ACTION SEEKING COMPENSATION FROM THE STATE FOR BREACH OF CONTRACT. On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, PACIFIC GAS AND ELECTRIC COMPANY
V. THE STATE OF CALIFORNIA. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by Federal Energy Regulatory Commission and to sell the facilities themselves, and that legislation established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 that amended portions of this legislation, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action.




                                   APPENDIX B

                                Rating Categories


      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):


S&P

LONG-TERM

AAA
An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol `r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation `N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is payment default. The `D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

Aaa
Bonds rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the `Aaa' securities.

A
Bonds rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. `CC' ratings indicate that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' ratings indicate potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.


SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT. Denotes actual or imminent payment default.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1.'